GLORIOUS PIE LIMITED
FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

Glorious Pie Limited

INDEX TO FINANCIAL STATEMENTS

CONTENTS

Page(s)
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	2
STATEMENTS OF INCOME	3
BALANCE SHEETS	4
STATEMENTS OF CASH FLOWS	5
STATEMENTS OF STOCKHOLDERS' EQUITY	6
NOTES TO THE FINANCIAL STATEMENTS	7-23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To: The Board of Directors and Stockholders of Glorious Pie Limited

We have audited the accompanying balance sheets of Glorious Pie Limited (the "Company") as of June 30, 2008 and 2007, and the related statements of income, stockholders' equity and cash flows for the year/period ended June 30 2008 and 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the Public Company Accounting Oversight Board in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2008 and 2007, and the results of its operations and its cash flows for the year/period ended June 30, 2008 and 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/  Parker Randall CF

Parker Randall CF (H.K.) CPA Limited
Certified Public Accountants
Hong Kong
October 6, 2008

GLORIOUS PIE LIMITED
STATEMENTS OF INCOME
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

		Year ended	For the period from 12/6/2006 (Date of incorporation)
		30/6/2008	To 30/6/2007
	Notes	$	$

Service income	9	9,282,281	6,449,915
Cost of services	10	(3,942,076)	(2,802,082)
Gross profit		5,340,205	3,647,833
General and administrative expenses	11	(28,611)	(24,990)
Income before taxation		5,311,594	3,622,843
Income tax	12	-	-
Net income		5,311,594	3,622,843
Other comprehensive income - Foreign currency translation adjustments		698,890	90,904
Total comprehensive income		6,010,484	3,713,747

GLORIOUS PIE LIMITED
BALANCE SHEETS
AS OF JUNE 30, 2008 AND 2007
(Stated in US dollars)

	Notes	2008	2007
ASSETS		$	$
Current assets
Cash and cash equivalents		364,485	328,429
Accounts receivables	3	4,275,731	2,586,603
Deposit paid for labour services		77,837	37,374
Deposit paid for hotel investment
negotiation	4	291,588	-

Total current assets		5,009,641	2,952,406

Plant and equipment, net	5	1,593,601	1,823,218

TOTAL ASSETS		6,603,242	4,775,624

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES
Current liabilities
Amount due to a director	6	-	853,915
Short-term loan	7	-	207,862

TOTAL LIABILITIES		-	1,061,777

STOCKHOLDERS' EQUITY
Authorized : 50,000 shares;	8	100	100
Issued : 100 shares
Accumulated other comprehensive income		789,794	90,904
Retained earnings		5,813,348	3,622,843

		6,603,242	3,713,847

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY		6,603,242	4,775,624

GLORIOUS PIE LIMITED
STATEMENTS OF CASH FLOWS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

	2008	2007
Cash flows from operating activities	$	$
Net income	5,311,594	3,622,843
Depreciation	497,585	444,647
Increase in deposit paid for labour service	(34,470)	(36,460)
Increase in accounts receivables	(1,332,138)	(2,523,290)
Increase in deposit paid for hotel investment negotiation	(276,434)
(Decrease)/Increase in amount due to a director	(898,411)	833,013

Net cash provided in operating activities	3,267,726	2,340,753

Cash flows from investing activities
Purchase of plant and equipment	(90,145)	(2,223,237)

Net cash used in investing activities	(90,145)	(2,223,237)

Cash flows from financing activities
Proceeds from short-term loans	-	202,774
Repayment of short-term loan	(218,694)
Proceeds from issuance of common stock		100
Dividend paid	(2,958,887)

Net cash used in financing activities	(3,177,581)	202,874

Net increase in cash and cash equivalents		320,390
Effect of foreign currency translation on cash and cash equivalents	36,056	8,039
Cash and cash equivalents - beginning of year	328,429

Cash and cash equivalents - end of year	364,485	328,429

GLORIOUS PIE LIMITED
STATEMENTS OF STOCKHOLDERS' EQUITY AS OF JUNE 30, 2008 AND 2007
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

			Accumulated
			other
	Common Stock		Comprehensive	Retained
	Number	Amount(4)	Income ($)	Earning ($)	Total($)
Issuance of common stock	100	100	-	-	100
Net income	-	-		3,622,843	3,622,843
Foreign currency translation adjustment	-	-	90,904	-	90,904
Balance, June 30, 2007	100	100	90,904	3,622,843	3,713,847

Balance, July I, 2007	100	100	90,904	3,622,843	3,713,847
Net income	-	-		5,311,594	5,311,594
Foreign currency translation adjustment	-	-	698,890	-	698,890
	100	100	789,794	8,934,437	9,724,331
Dividend paid	-	-	-	(3,121,089)	(3,121,089)
Balance, June 30, 2008	100	100	789,794	5,813,348	6,603,242

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Glorious Pie Limited (the "Company" or "Glorious") was incorporated in the British Virgin Islands on 12 June, 2006, under the International Business Companies Act, British Virgin Islands.

The Company is engaged in provision of designing and consultancy services in hotel facilities. The Company also involve in provision of engineering services to greenery construction projects in China which include, but is not limited to, provision of design advice, trading and quality control service of seed and provision of seedling and the arrangement of performance of greenery engineering and plantation to those construction projects.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a) Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

b) Basis of Presentation

The Company's financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP").

This basis of accounting differs in certain material respects from that used for the preparation of the books of account of the Company, which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises with limited liabilities established in the PRC ("PRC GAAP"), the accounting standards used in the places of their domicile. The accompanying financial statements reflect necessary adjustments not recorded in the books of account of the Company to present them in conformity with US GAAP.

c) Economic and Political Risks

The Company's major customers are operating and conducting business in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d) Use of estimates

In preparing of the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes and the estimation on useful lives of plant and machinery. Actual results could differ from those estimates.

e) Cash and Cash Equivalents

The Company considers all cash and other highly liquid investments with initial maturities of three months or less to be cash equivalents. As of June 30, 2007 and 2008, there were cash and cash equivalents of $328,429 and $364,485 respectively.

f) Accounts Receivable

Accounts receivable are recorded at the invoiced amount, net of allowances for doubtful accounts.

The Company recognizes an allowance for doubtful accounts to ensure accounts receivable are not overstated due to uncollectibility. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. An additional reserve for individual accounts is recorded when the Company becomes aware of a customer's inability to meet its financial obligations, such as in the case of bankruptcy filings or deterioration in the customer's operating results or financial position. If circumstances related to customers change, estimates of the recoverability of receivables would be further adjusted.

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

g) Accounting for the Impairment of Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Live Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. _SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of June 30, 2008 and 2007, there were no significant impairments of its long-lived assets.

h) Plant and Equipment

Plant and equipment, other than construction in progress, are stated at cost less depreciation and amortization and accumulated impairment loss.

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Equipment and machinery	5 years
Furniture & fixtures	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

Management considers that we have no residual value for plant and equipment.

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

i) Fair value of Financial Instruments

SFAS No. 107, "Disclosures about Fair Values of Financial Instruments", requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

The carrying values of the financial instruments, including cash and cash equivalents, accounts and other receivables, approximate their fair values due to the short-term maturity of such instruments. The carrying amounts of borrowings approximate their fair values because the applicable interest rates approximate current market rates.

j) Foreign Currency Translation

The Company maintains its financial statements in the functional currency. The functional currency of the Company is the Renminbi (RMS). Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders' equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders' equity.

	2008	2007
Year end RMB : US$ exchange rate	6.859	7.612
Average yearly RMB : US$ exchange rate	7.235	7.803

RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

k) Revenue Recognition

The Company revenue is generated from providing services in two aspects as follows:

i) Designing and consultancy services in hotel facilities; and
ii) Resource-efficient engineering business in greenery projects.

The revenue recognized by the Company is based on the Design and Consultancy agreement between the Company and the hotel where the Company has provided the design, consultancy to the hotel and even with certain fixtures and assets provided to that hotel and hence share a certain percentage of gross revenue generated by the hotel facilities for certain years as the consideration.

Revenue from fixed-price and modified fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of actual cost incurred to date to estimated total cost for each contract. The Company would regularly and frequently reviews the estimated contract cost on each project being accepted and not yet finished to ensure the contract cost estimate is measured with the best knowledge of the personnel involved.

l) Cost of revenue

Regarding the design and consultancy services to the hotel facilities, the respective cost of revenue includes the consultancy expenses in professional staff involved and the design and consultancy fee with other third-party experts, and also the depreciation expenses on those fixtures and movable assets being placed with the hotel by the Company.

Regarding the trading of seeding and provision of greenery engineering projects, the respective cost of revenue consists primarily of material costs, labour cost, subcontracting expenses, and related expenses, which are directly attributable to the greenery construction projects.

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007 (Stated in US dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

m) Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated statements of income and comprehensive income in the period that includes the enactment date.

n) Comprehensive Income

SFAS No. 130, "Reporting Comprehensive Income", requires companies to classify items of other comprehensive income in a financial statement. Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. The Company's comprehensive net income is equal to its net income for all periods presented. The Company's current component of other comprehensive income is the foreign currency translation adjustment.

o) Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

p) Segment reporting

The Company uses the "management approach" in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company's chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company's reportable segments. Management, including the chief operating decision maker, reviews monthly operating results derived from two types of services and therefore the Company has determined that the Company has two operating segments as defined by SFAS 131, "Disclosures about Segments of an Enterprise and Related Information".

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

3.	ACCOUNTS RECEIVABLES

Accounts receivables consist of the following as June 30:

	2008	2007
	$	$
Accounts receivables related to:
Hotel facilities	210,566	216,571
Greenery construction projects	4,065,165	2,370,032
	4,275,731	2,586,603

Less: Allowance for doubtful accounts	-	-
	4,275,731	2,586,603

At the balance sheet date, most of the accounts receivables were related to greenery construction projects and their credit period is usually ranged from 90 days to 180 days. All the above amounts have already been subsequently settled.

4.	DEPOSIT PAID FOR HOTEL INVESTMENT NEGOTIATION

The Company has placed the following amount of deposit being held in escrow by the counter-party for the negotiation for acquiring certain equity interest of the hotel facilities located hereunder as at June 30, 2008 which gives comfort to the negotiating party that the Company shows its financial strength and capability to get the acquisition closed if the acquisition deal is reached:

Deposit for hotel investment negotiation	2008	2007
	$	$

Location: Dongguan Shi Chang An Zhen Xin Min Guan Li Qu Jian An Lu Di Duan	291,588	-

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

5.	PLANT AND EQUIPMENT, NET

Plant and equipment and being part of hotel facilities and consist of the following as of June 30,

	2008	2007
At cost	$	$
Balance at beginning of year/period	2,279,023
Acquisition during the year/period	90,145	2,223,237
Exchange difference	255,138	55,786

Balance at end of year/period	2,624,306	2,279,023

Less: Accumulated depreciation
Balanced at beginning of year/period	455,805
Charge for the year/period	497,585	444,647
Exchange difference	77,315	11,158

Balance at end of year/period	1,030,705	455,805

Net book value
At June 30	1,593,601	1,823,218

Depreciation expense for the year/period ended June 30, 2008 and 2007 were $497,585 and $444,647 respectively.

Management considers that there are no residual value for plant and equipment.

6.	AMOUNT DUE TO A DIRECTOR

Amount due to a director is unsecured, interest free and have no fixed repayment terms.

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEARJPERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

7.	SHORT-TERM LOAN

Short-term loan consists of the following as of June 30,

	2008	2007
	$	$
Non-recurring loans	-	207,862

The short-term loan is unsecured, interest-free and repayable within 1 year to independent third-parties. Such borrowings were used to finance the Company's working capital.

8.	COMMON EQUITY

Company equity as at June 30, 2008 and 2007 is as follows:

	2008	2007
	$	$
Authorized 50,000 ordinary share @ USD 1.00 each	50,000	50,000

Issued and fully paid:
100 ordinary share @ USD1.00 each	100	100

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

9.	BUSINESS SEGMENT

The Company is engaged in provision of designing and consultancy services in hotel facilities and also involved in provision of engineering services to greenery construction projects, which include, but is not limited to, provision of seedling and skillful workers to those construction projects.

Segment information is disclosed in accordance to FAS 131, "Disclosures about Segments of an Enterprise and Related Information" as below:

	Greenery Construction Project		Hotel Facilities		Total
	Year/Period Ended June 30,		Year/Period Ended June 30,		Year/Period Ended June 30,
	2008	2007	2008	2007	2008	2007
Revenue from
external customers	6,450,190	3,756,682	2,32,091	2,693233	9,282,281	6„449„915

Cost of services:
(Note 10)
Hotel facilities:
- Depreciation			497,585	444,647	497,585	444,647
Greenery construction
Projects:
- Sub-contracting charges	1,046,151	589,916			1,046,151	589,916
- Material cost	2,132,713	1,570,093			2,132,713	1,570,093
- Others	265,627	197,426			265,627	197,426
	3,444,491	2,357,435	497585	444647	3,942,076	2„802„082

Segment gross profit	3,005,699	1,399,247	2,334,506	2,248,586	5,340,205	3,647,833
Common expenses
(Note 11)					28,611	24,990
Profit					5,311,594	3,622,843

Segment noncurrent assets			1,593,601	1,823,218	1,593,601	1,823,218

Segment current assets (excluding cash and cash equivalents)	4.143,002	2 407 406	502,154	216 571	4,645,156	2,623,977

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

10.	COST OF SERVICES

Details of cost of services are summarized as follows:	Year/Period ended June 30,
	2008	2007
	$	$
Depreciation	497,585	444,647
Sub-contracting charges	1,046,151	589,916
Material cost	2,132,713	1,570,093
Others	265,627	197,426

	3,942,076	2,802,082

11.	GENERAL AND ADMINISTRATIVE EXPENSES

Details of general and administrative expenses are summarized as follows:

	Year/Period ended June 30,
	2008	2007
	$	$
Computer expenses	3,456	1,281
Entertainment	968	641
Preliminary and legal expenses	2,764	3,845
Travelling	2,764	2,563
Telephone	2,073	1,281
Wages and salaries	16,586	15,379

	28,611	24,990

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

12.	INCOME TAXES

BVI Tax

Glorious Pie Limited is subjected to British Virgin Island (BVI) tax law. The Management of Glorious Pie Limited determined that the company did not operate in BVI and therefore is not subject to BVI tax. Therefore, Glorious Pie Limited did not incur any BVI tax during the year/period presented.

PRC Tax

PRC's legislative body, the National People's Congress, adopted the unified Enterprise Income Tax ("EIT") Law on March 16, 2007. This new tax law replaces the existing separate income tax laws for domestic enterprises and foreign-invested enterprises and became effective on January 1, 2008. Under the new tax law, a unified income tax rate is set at 25% for both domestic enterprises and foreign-invested enterprises. However, there will be a transition period for enterprises, whether foreign-invested or domestic, that are currently receiving preferential tax treatments granted by relevant tax authorities. Enterprises that are subject to an enterprise income tax rate lower than 25% may continue to enjoy the lower rate and will transit into the new rate over a five year period beginning on the effective date of the EIT Law. Enterprises that are currently entitled to exemptions for a fixed term may continue to enjoy such treatment until the exemption term expires. Preferential tax treatments may continue to be granted to industries and projects that qualify for such preferential treatments under the new law.

Glorious Pie Limited is not, subjected to PRC tax law. The Management of Glorious Pie Limited considered that the Company did not operate in PRC and is not subject to PRC tax. Therefore, Glorious Pie Limited did not incur any PRC tax during the year/period presented.

	2008	2007
	$	$

Income before tax	5,311,594	3,622,843

Income tax	-	-

The deferred tax asset and liability has not been recognized because of the exemption for taxation and no valuation allowance to be established for the year/period ended June 30, 2008 and 2007.

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

13.	COMMITMENTS AND CONTINGENCIES

There is no foreseeable commitments or contingencies for the year/period ended June 30, 2008 and 2007.

14.	SIGNIFICANT CONCENTRATIONS

Customers and credit concentrations

The Company's revenue derived from major customers for the year/period ended June 30, 2008 and 2007 are as follows:

	2008		2007
	$	%	$	%
Dongguan Carnival City Hotel (Note 14a)	2,832,091	30	2,693,233	42
Note 14b:
Dongguan Shi Xin Yue An Yuan Lin Lu
Hua Company Limited	1,265,937	14	1,015,203	16
Dongguan Shi Bi Man Yuan Yuan Lin Lu
Hua Gong Cheng Company Limited	1,141,242	12	189,776	3
Dongguan Shi Lu Yi Yuan Lin Gong
Cheng Company Limited	834,377	9	74,295	1
Chang An Zhen Jian Zhu An Zhuang
Gong Cheng Company Limited	645,860	7	155,407	2
Dongguan Shi Lu Se Shi Jie Shi Ye
Company Limited			1,374,861	21
Dongguan Shi Jia Ye Yuan Lin Lu Hua
Gong Cheng Company Limited	624,109	7	135,445	2
Dongguan Shi Cheng Qu Yuan Lin Lu
Hua Gong Cheng Company Limited	571,285	6	554,197	9
Dongguan Shi Yuan Lin Lu Hua Gong
Cheng Company Limited	1,367,380	15

	9,282,281	100	6,192,417	96

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

14.	SIGNIFICANT CONCENTRATIONS (CONTINUED)

Notel4a:
The Company has a Design and Consultancy Agreement with this hotel in 19, June 2006 with a tenure of seven years, with sharing of 35% of its gross revenue which attributes to all the segmental revenue derived from its Hotel design and Consultancy Agreement. The Company is now negotiating with other potential acquisitions to further diversify this risks of overconcentration in one hotel.

Notel4b:
The whole list of top customers on greenery construction projects and seed trading has provided the Company with 38 contracts with an aggregate Contract Revenue of RMB 46,667,127 (US$6,450,190) and 23 contracts with an aggregate Contract Revenue of RMB 29,313,392 (US$3,756,682) for year ended June 30, 2008 and 2007 respectively. The Company has considered there is no single customer being dominant in the provision for such revenue to the Company and the Company would continue to diversify its greenery projects source from any other sources to mitigate any possible overconcentration risk in certain customers.

15.	COMMENCEMENT OF BUSINESS

The Company commenced its business at July 1, 2006.

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

16.	RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2008, the FASB issued SFAS No 163, "Accounting for Financial Guarantee Insurance Contracts" ("SFAS 163"), SFAS 163 is intended to correct the inconsistencies in the recognition and measurement of claim liabilities by insurance enterprises. This SFAS 163 statement requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured fmancial obligation. This will result in increasing comparability in financial reporting of financial guarantee insurance contracts by insurance enterprises. The provisions of SFAS 163 are effective for fiscal years beginning after December 15, 2008. The Company does not expect that the adoption will have a material impact on the Company's consolidated financial position or results of operations.

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" ("SFAS 162"). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (the GAAP hierarchy). SFAS 162 will become effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to AU Section 411, "The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles." We do not currently expect the adoption of SFAS 162 to have a material effect on our consolidated results of operations and financial condition.

In May 2008, the FASB issued FSP Accounting Principles Board (`APB") 14-1 "Accounting for Convertible Debt instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer's non-convertible debt borrowing rate. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 on a retroactive basis. As we do not have convertible debt at this time, we currently believe the adoption of FSP APB 14-1 will have no effect on our consolidated results of operations and financial condition.

In March 2008, the FASB issued SFAS No.161, "Disclosures about Derivative Instruments and Hedging Activities" (`SFAS 161"). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. The provisions of SFAS 161 are effective for the quarter ending February 28, 2009. The Company does not expect that the adoption will have a material impact on the Company's consolidated financial position or results of operations.

GLORIOUS PIE LIMITED
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

16.	RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In December 2007, the FASB issued SFAS 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51. SFAS 160 requires that ownership interests in subsidiaries held by parties other than the parent (previously referred to as minority interests), and the amount of consolidated net income, be clearly identified, labeled and presented in the consolidated financial statements. It also requires once a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value. Sufficient disclosures are required to clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners as components of equity. It is effective for fiscal years beginning after December 15, 2008, and requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements are applied prospectively. The Company is currently evaluating the impact of SFAS 160 on the Company's consolidated financial statements.

In December 2007, the FASB issued SFAS 141 (revised 2007), Business Combinations, ("SFAS 141(R)"). SFAS 141(R) retains the fundamental requirements of the original pronouncement requiring that the purchase method be used for all business combinations, but also provides revised guidance for recognizing and measuring identifiable assets and goodwill acquired and liabilities assumed arising from contingencies, the capitalization of in-process research and development at fair value, and the expensing of acquisition-related costs as incurred. SFAS 141(R) is effective for fiscal years beginning after December 15, 2008. The Company will evaluate how the new requirements could impact the accounting for any acquisitions completed beginning in fiscal 2009 and beyond, and the potential impact on the Company's consolidated financial statements.

In February 2007, the FASB issued SFAS 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits companies to choose to measure certain financial instruments and certain other items at fair value. The standard requires that unrealized gains and losses on items for which the fair value option has been elected be reported in earnings. SFAS 159 is effective for the company beginning in the first quarter of fiscal year 2008, although earlier adoption is permitted. There was no material effect on our consolidated financial statements.

In September 2006, the SEC issued SAB No. 108, Considering the Effects of Prior Year Misstatements when Qualifying Misstatements in Current Year Financial Statements, ("SAB 108") which provides interpretive guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 is effective for companies with fiscal years ending after November 15, 2006 and is required to be adopted by us for our fiscal year ending June 30, 2007. We adopted SAB 108 and there was no material effect on our consolidated financial statements.

GLORIOUS PIE LIMITED
NOTES TO TILE FINANCIAL STATEMENTS
FOR THE YEAR/PERIOD ENDED JUNE 30, 2008 AND 2007
(Stated in US dollars)

16.	RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurement, ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement does not require any new fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. We are currently assessing the impact of SFAS 157 on our financial statements.

In July 2006, the Financial Accounting Standard Board ("FASB") issued FASB Interpretation No. 48, Accounting for Income Tax Uncertainties, ("FIN 48"). FIN 48 defines the threshold for recognizing the benefits of tax return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority. The recently issued literature also provides guidance on the derecognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. FIN 48 also includes guidance concerning accounting for income tax uncertainties in interim periods and increases the level of disclosures associated with any recorded income tax uncertainties. FIN 48 is effective for fiscal years beginning after December 15, 2006. The differences between the amounts recognized in the statements of financial position prior to the adoption of FIN 48 and the amounts reported after adoption will be accounted for as a cumulative-effect adjustment recorded to the beginning balance of retained earnings. We are currently assessing the potential impact of FIN 48 on its consolidated financial position and results of operations but we do not expect any material impact upon adoption on July 1, 2007.